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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 23, 2002



                               eDiets.com, Inc.
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

         000-30559                                        56-0952883
  (Commission File Number)                    (IRS Employer Identification No.)

                            3801 W. Hillsboro Blvd.
                        Deerfield Beach, Florida 33442
              (Address of Principal Executive Offices) (Zip Code)

                                (954) 360-9022
             (Registrant's Telephone Number, Including Area Code)
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                             ITEM 5. OTHER EVENTS

On April 23, 2002, eDiets.com, Inc. reported financial results for the quarter ended March 31, 2002. A press release dated April 23, 2002 announcing these matters is attached hereto as Exhibit 99.1.
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                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits:

 Exhibit
 Number    Exhibit Title
 -------   -------------

   99.1    Press Release dated April 23, 2002.

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                                  SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           eDiets.com, Inc.


                                           By: /s/ Robert T. Hamilton
                                               ----------------------
                                           Robert T. Hamilton
                                           Chief Financial Officer

Date: April 26, 2002
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                                 EXHIBIT INDEX

 Exhibit
 Number       Exhibit Title
 -------      -------------

 99.1         Press Release dated April 23, 2002.